UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2011

ALLIANCE FINANCIAL CORPORATION

(Exact name of Registrant as specified in its charter)

New York	000-15366	16-1276885
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

120 Madison Street, Syracuse, New York	13202
(Address of principal executive offices)	(Zip Code)

(315) 475-2100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On November 29, 2011, the Company announced that its Board of Directors declared a quarterly dividend of $0.31per common share. The dividend is payable on January 3, 2012 to shareholders of record on December 23, 2011.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated November 29, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANCE FINANCIAL CORPORATION

Date: November 29, 2011	By:	/s/ J. Daniel Mohr
J. Daniel Mohr
Executive Vice President and CFO

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release, dated November 29, 2011.